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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: OCTOBER 15, 2003
                        (DATE OF EARLIEST EVENT REPORTED)



                            VASCULAR SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-27605
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        MINNESOTA                                           41-1859679
(State of Incorporation)                       (IRS Employer Identification No.)

                               6464 SYCAMORE COURT
                          MINNEAPOLIS, MINNESOTA 55369
                    (Address of Principal Executive Offices)

                          (763) 656-4300 (Registrant's
                      telephone number, including are code)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) The following exhibit is being furnished herewith:

        99.1 Press Release, dated October 15, 2003, of Vascular Solutions,
             Inc.

ITEM 9. REGULATION FD DISCLOSURE (also Item 12, Disclosure of Results of Operations and Financial Condition)

        The following information is being provided under Item 12, Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

        On October 15, 2003, Vascular Solutions, Inc. issued a press release to report the Company's results of operations and financial condition for the completed fiscal quarter ended September 30, 2003. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               VASCULAR SOLUTIONS, INC.


Date: October 15, 2003                              By: /s/ Howard Root
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                                                        Howard Root
                                                        CHIEF EXECUTIVE OFFICER


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                                  EXHIBIT INDEX


99.1     Press Release, dated October 15, 2003, of Vascular Solutions, Inc.